Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND LIMITED CONSENT

This Amendment No. 3 to Credit Agreement and Limited Consent (this “Amendment”) is entered into as of September 7, 2017 by and among Welbilt, Inc., a Delaware corporation (formerly known as Manitowoc Foodservice, Inc.) (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually (“JPMorgan”) and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

WHEREAS, the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Existing Term B Lenders (as defined below) have made Term B Loans to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Consenting Term B Lenders (as defined below), which collectively constitute the Required Lenders, and the New Term B Lenders (as defined below) desire to amend the Credit Agreement to provide for (i) the reduction of the Applicable Rate applicable to the Term B Loans and (ii) the modification of certain other terms and conditions of the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;

WHEREAS, each Lender (each, an “Existing Term B Lender”) holding outstanding Term B Loans immediately prior to the Amendment No. 3 Effective Date (as defined below) that executes and delivers a signature page to this Amendment as a “Consenting Term B Lender” (each a “Consenting Term B Lender”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 3 Effective Date. Each Existing Term B Lender that does not so execute and deliver a signature page to this Amendment (each a “Non-Consenting Term B Lender”) will be deemed not to have agreed to this Amendment, and will be subject to the mandatory assignment provisions of Section 2.19(c) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment No. 3 Effective Date (it being understood that the interests, rights and obligations of the Non-Consenting Term B Lenders under the Credit Documents will be assumed by (i) certain Consenting Term B Lenders and/or (ii) JPMorgan (and each other financial institution that is not an Existing Term B Lender and that is a party hereto (if any)) (each, a “New Term B Lender”), in each case in accordance with Section 2.19(c) of the Credit Agreement and Section 2 hereof); and

WHEREAS, the Borrower has requested that the Lenders consent to certain actions under the Credit Agreement and the Lenders party hereto are willing to agree to such consent upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Upon the “Amendment No. 3 Effective Date” (as defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means, for any day, (a) with respect to any ABR Loan or Eurocurrency Loan (other than the Term B Loan), or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth in Schedule 1.01 under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the Consolidated Total Leverage Ratio and (b) with respect to the Term B Loan, (i) 2.75% per annum with respect to Eurocurrency Loans and (ii) 1.75% per annum with respect to ABR Loans.

(b) Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement, dated as of the Amendment No. 3 Effective Date by and among the Administrative Agent, the Borrowers and the Lenders signatory thereto.

“Amendment No. 3 Effective Date” means September 7, 2017.

(c) Section 2.12(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

In the event that, on or prior to the six month anniversary of the Amendment No. 3 Effective Date (other than in connection with the Amendment No. 3), the Borrower (i) makes any prepayment of Term B Loans in connection with any Repricing Event or (ii) effects any amendment of this Agreement resulting in a Repricing Event, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) a prepayment premium of 1.00% of the principal amount of the Term B Loans being prepaid in connection with such Repricing Event and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the Term B Loans outstanding immediately prior to such amendment.

2. Concerning the Term B Loans.

(a) Subject to the terms and conditions set forth herein, on the Amendment No. 3 Effective Date, (i) each New Term B Lender shall be or become, and each Consenting Term B Lender shall continue to be, a “Lender” under the Credit Agreement and (ii) each New Term B Lender shall have, and each Consenting Term B Lender shall continue to have, all rights and obligations of a “Lender” holding a Term B Loan under the Credit Agreement.

(b) Pursuant to Section 2.19(c) of the Credit Agreement, on the Amendment No. 3 Effective Date, (i) each Non-Consenting Term B Lender and each Consenting Term B Lender which has not checked the cashless roll box on its signature page hereto shall be deemed to have assigned all of its Term B Loans, and (ii) each Consenting Term B Lender that is allocated an aggregate principal amount of Term B Loans as of the Amendment No. 3 Effective Date in an amount that is less than the aggregate principal amount of the Term B Loans of such Consenting Term B Lender immediately prior to the Amendment No. 3 Effective Date (as disclosed to such Consenting Term B Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned the portion of its Tern B Loans in excess of such allocated amount, in each case together with all of its interests, rights and obligations under the Credit Documents in respect thereof, to JPMorgan, as assignee, at a purchase price equal to the principal amount of such Term B Loans (the “Purchase Price”) and on the terms set forth in the Assignment and Assumption attached to the Credit Agreement as Exhibit A. Upon (x) payment to an assigning Lender described in clause (i) above of (I) the Purchase Price with respect to its Term B Loans, (II) accrued and unpaid interest and fees through and including the Amendment No. 3 Effective Date and (z) any amounts that such Non-Consenting Term B Lender may be owed pursuant to Sections 2.15 or 2.17 of the Credit Agreement, which, in the case of clause (I) shall be paid by JPMorgan, as assignee, and in the case of clauses (II) and (III) shall be paid by the Borrower and (y) the satisfaction of the conditions set forth in Section 2.19(c) of the Credit Agreement, such assigning Lender shall cease to be a party to the Credit Agreement in its capacity as a Lender.

(c) Subject to the terms and conditions set forth herein, on the Amendment No. 3 Effective Date, each Consenting Term B Lender, if any, set forth on Schedule I hereto and each New Term B Lender, if any, set forth on Schedule I hereto agrees to assume from JPMorgan, for a purchase price equal to par, Term B Loans having an aggregate principal amount equal to the amount disclosed to such Consenting Term B Lender or such New Term B Lender by the Administrative Agent prior to the date hereof.

(d) Each New Term B Lender, if any, by delivering its signature page to this Amendment and assuming Term B Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Amendment No. 3 Effective Date.

3. Limited Consent. Notwithstanding anything to the contrary set forth in Sections 6.05(i) or 6.05(j) of the Credit Agreement, upon the Amendment No. 3 Effective Date, the Lenders party hereto hereby consent to the cashless forgiveness or settlement of those certain Intercompany Loans set forth on Exhibit A hereto (the “Specified Intercompany Loans”) and acknowledge and agree that any such forgiveness or settlement of the Specified Intercompany Loans shall not constitute as a utilization of, or count against, the baskets set forth in Sections

6.05(i) or 6.05(j) of the Credit Agreement; provided, that upon the forgiveness or settlement of any such Specified Intercompany Loans, the Borrower shall provide prompt written notice thereof to the Administrative Agent. The foregoing limited consent shall be limited solely to the Specified Intercompany Loans and shall not be deemed a consent or waiver to any other term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any other Intercompany Loans, any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. The foregoing limited consent shall also not be deemed to operate as, or obligate the Administrative Agent or any Lender to grant any, future waiver or modification of or consent to any provision, term or condition under the Credit Agreement.

4. Representations and Warranties of the Borrower. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date); and

(c) Immediately prior to, and after giving effect to this Amendment, no Default has occurred and is continuing.

5. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which all of the following conditions have been satisfied:

(a) the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent, each of the Consenting Term B Lenders (which collectively constitute the Required Lenders) and each of the New Term B Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;

(b) the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit B hereto;

(c) the representations and warranties set forth in Section 4 hereof are true and correct and the Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a Senior Officer of the Borrower, certifying to the accuracy of the foregoing; and

(d) the Term B Lenders and the Administrative Agent shall have received all interest, fees and other amounts due and payable on or prior to the Amendment No. 3 Effective Date under or in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment and all reasonable and documented legal fees of counsel to the Administrative Agent.

6. Reference to and Effect Upon the Credit Agreement; Other.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Credit Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge by any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

(d) This Amendment shall constitute a Credit Document.

7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WELBILT, INC.
(F/K/A MANITOWOC FOODSERVICE, INC.)

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Senior Vice President, General Counsel and Secretary

ENODIS HOLDINGS LIMITED

By:	/s/ Joel H. Horn
Name:	Joel H. Horn
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Consenting Term B Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a New Term B Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

HSBC BANK USA, N.A., as a Lender and Issuing Bank

By:	/s/ Joseph A. Philbin
Name:	Joseph A. Philbin
Title:	SVP

INTERNAL - [Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

CITIBANK, N.A., as a Lender

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President (212) 816-4312

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

BMO Harris Bank N.A., as a Lender

By:	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: COOPERATIEVE RABOBANK U.A., NEW YOUR BRANCH

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Executive Director

For any institution requiring a second signature line:

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AB Bond Fund, Inc. – AB Limited Duration High Income Portfolio

By: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP – Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Adams Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AEGIS Electric and Gas International Services, Ltd. by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AGF Floating Rate Income Fund By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AIMCO CLO, Series 2014-A By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Marvin L. Lutz, III
Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

By:	/s/ Robert G. Smith
Name:	Robert G. Smith
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AIMCO CLO, Series 2015-A By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Marvin L. Lutz, III
Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

By:	/s/ Robert G. Smith
Name:	Robert G. Smith
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Allstate Insurance Company

By:	/s/ Marvin L. Lutz, III
Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

By:	/s/ Robert G. Smith
Name:	Robert G. Smith
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AllianceBernstein Global High Income Fund BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP – Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AllianceBernstein High Income Fund BY: AllianceBernstein L.P.

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP – Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ALPHAFIXE FLOATING RATE BANK LOAN FUND

By:	/s/ Diane Favreau
Name:	Diane Favreau
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 2012-1, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 2013-1, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 3, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 4, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 5, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Capital CLO 6, Ltd. BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Anchorage Credit Funding 2, Ltd BY: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ARCHES FUNDING ULC

By:	/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XLIV CLO Ltd. By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XL CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XLI CLO Ltd. By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XLII CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XLIII CLO Ltd. By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ARES XXIX CLO LTD. By: Ares CLO Management XXIX, L.P., its Asset Manager By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XXXIV CLO Ltd. By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XXXIX CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XXXV CLO Ltd. By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XXXVII CLO Ltd. By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ares XXXVIII CLO Ltd. By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ascension Alpha Fund, LLC By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ascension Health Master Pension Trust By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ATRIUM XI BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point II CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point III CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point V CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Avery Point VI CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Axis Specialty Limited By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: AZL T. Rowe Price Capital Appreciation Fund By: T. Rowe Price Trust Company, as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Babson CLO LTD. 2013-II By: Barings LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BABSON CLO LTD. 2013-I By: Barings LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BABSON CLO LTD. 2014-III By: Barings LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BABSON CLO LTD. 2014-I By: Barings LLC as Collateral manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BARINGS CLO LTD. 2016-III By: Barings LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BABSON CLO LTD. 2016-II By: Barings LLC as Collateral Manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 as a Series Trust of Multi Manager Global Investment Trust

By: Barings LLC as Investment Manager and Attorney-in-Fact

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

The foregoing is executed on behalf of the Barings Loan Fund Series 3 organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Advisor

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: C.M. LIFE INSURANCE COMPANY By: Barings LLC as Investment Advisor

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BABSON CLO LTD. 2015-II By: Barings LLC as Collateral manager

By:	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BayernInvest Alternative Loan-Fonds BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BCBSM, Inc. BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Biltmore US Senior Loan Fund a Series Trust of Income Investment Trust By: Neuberger Berman Investment Advisor LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Board of Pensions of the Evangelical Lutheran Church in America BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Boyd Watterson Limited Duration Enhanced Income Fund

By:	/s/ Brian Convery
Name:	Brian Convery
Title:	Executive V.P.

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Brighthouse Funds Trust I – Brighthouse/Eaton Vance Floating Rate Portfolio BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Brookside Mill CLO Ltd. By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: California Public Employees’ Retirement System BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CARE Super by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2015-5, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle Global Market Strategies CLO 2016-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Carlyle US CLO 2017-1, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2012-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2013-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2014-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CATHEDRAL LAKE CLO 2013, LTD.

By:	/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CATHEDRAL LAKE II, LTD.

By:	/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CATHEDRAL LAKE III, LTD.

By:	/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CATHEDRAL LAKE IV, LTD.

By:	/s/ Stanton Ray
Name:	Stanton Ray
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Bain Capital Credit CLO 2017-2, Limited

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cedar Funding II CLO Ltd

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cedar Funding III CLO, Ltd

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ceader Funding IV CLO, Ltd.

By:	/s/ Neslihan Adanali
Name:	Neslihan Adanali
Title:	Loan Closer II

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 16, L.P.

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 17 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 18 Limited

BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 19 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 20 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 21 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 22 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Cent CLO 24 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CFIP CLO 2013-1, Ltd., By: Chicago Fundamental Investment Partners,
LLC, as Investment Manager for CFIP CLO 2013-1, Ltd.,

By:	/s/ David C. Dieffenbacher
Name:	David C. Dieffenbacher
Title:	Principal & Portfolio Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Christian Super by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Chubb Bermuda Insurance Ltd

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Chubb Tempest Reinsurance Ltd. by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
Name:	Jeffery Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: City National Rochdale Fixed Income Opportunities Fund By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: City of New York Group Trust BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: City of New York Group Trust BY: Vova Investment Management Co. LLC as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Columbia Funds Variable Series Trust II – Variable Portfolio – Eaton Vance Floating-Rate Income Fund BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Commonwealth of Pennsylvania State Employees Retirement System

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CREDIT SUISSE FLOATING RATE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Credos Floating Rate Fund LP by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: CSAA Insurance Exchange By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DaVinci Reinsurance Ltd. By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Delaware Public Employees’ Retirement System By: T. Rowe Price Associates, Inc., as investment manager

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Assistant Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Deutsche Floating Rate Fund BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Dominus Investments Limited

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Sub-Advisor to JNL/FPA + DoubleLine Flexible Allocation Fund

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Sub-Advisor to: Destinations Core Fixed Income Fund, a series of Brinker Capital Destinations Trust

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund

By:	/s/ Oi Jong Martel
Name:	Oi Jong Martel
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXIV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXV Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXVI Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden XXVIII Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 30 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 31 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 33 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 34 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 36 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 37 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 38 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 40 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 41 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 42 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 43 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution:	Dryden 45 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2013-1 LTD. BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2014-1, Ltd. BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance CLO 2015-1 Ltd. By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating Rate Portfolio BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating-Rate Income Plus Fund BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Floating-Rate Income Plus Fund BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Institutional Senior Loan Fund BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Limited Duration Income

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Loan Fund Series IV A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Loan Holding Limited

BY: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Senior Floating-Rate Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance Senior Income Trust BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Eaton Vance VT Floating-Rate Income Fund BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2013-5, LTD BY: Silvermine Capital Management

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2014-6, LTD, BY: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ECP CLO 2015-7, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Electronic Data Systems 1994 Pension Scheme by SHENKMAN CAPITAL MANAGEMENT, INC., As Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Electronic Data Systems Retirement Plan by SHENKMAN CAPITAL MANAGEMENT, INC., As Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Elysium Limited

By:	/s/ Pavel Antonov
Name:	Pavel Antonov
Title:	Attorney In Fact

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Emerald Gate Treasury Fund, LLC

By:	/s/ Rob Stobo
Name:	Rob Stobo
Title:	Trader

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Employees’ Retirement System of the State of Rhode Island By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ERIE INDEMNITY COMPANY By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ERIE INSURANCE EXCHANGE By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Federated Bank Loan Core Fund

By:	/s/ Steven Wagner
Name:	Steven Wagner
Title:	VP-Sr Analyst/Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: First American Title Insurance Company By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Flagship CLO VIII Ltd BY: Deutsche Investment Management Americas Inc., As Interim Investment Manager

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Flagship VII Limited BY: Deutsche Investment Management Americas Inc., As Investment Manager

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Flatiron CLO 2013-1 Ltd.
By: New York Life Investment Management LLC,
as Collateral Manager as Attorney-In-Fact

By:	/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director
Name of Institution: Flatiron CLO 2014-1 Ltd. By: NYL Investors LLC,
as Collateral Manger and Attorney-In-Fact

By:	/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director
Name of Institution: Flatiron CLO 2015-1 Ltd. By: NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

Name of Institution: TCI -Flatiron CLO 2016-1 Ltd. By: TCI Capital Management LLC, Its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact
/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director
Name of Institution: Flatiron CLO 17 Ltd. By: NYL Investors LLC, as Collateral Manger and Attorney-In-Fact
/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director
Name of Institution: MainStay Floating Rate Fund, a series of MainStay Funds Trust By: NYL Investors LLC, its Subadvisor
/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director

Name of Institution: MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust By: NYL Investors LLC, its Subadvisor
/s/ Daniel Giglio
Name:	Daniel Giglio
Title:	Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Florida Power & Light Company By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Four Points Multi-Strategy Master Fund Inc. (Loan Account) by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: G.A.S. (Cayman) Limited, as Trustee on Behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XIX CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XV CLO, Ltd. By: PineBridge Investments LLC, As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XX CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XXI CLO, Ltd. BY: PineBridge Investment LLC, Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Galaxy XXII CLO, Ltd. By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Garrison Funding 2015-1 Ltd. By: Garrison Funding 2015-1 Manager LLC as Portfolio Manager

By:	/s/ Annette Okumu
Name:	Annette Okumu
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Garrison Funding 2016-1 LTD

By:	/s/ Annette Okumu
Name:	Annette Okumu
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Geveran Investments Limited

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GLG Ore Hill CLO 2013-1, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GoldenTree Loan Opportunities IX, Limited By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GoldenTree Loan Opportunities VII, Ltd BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GoldenTree Loan Opportunities VIII, Limited By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GOLDENTREE LOAN OPPORTUNITIES X, LIMITED By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

By Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Golub Capital Partners CLO 19(B)-R, Ltd. By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Golub Capital Partners CLO 22(B), Ltd. By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Golub Capital Partners CLO 23(B), Ltd. By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Golub Capital Partners CLO 26(B), Ltd. By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Golub Capital Partners CLO 35(B), Ltd. By: GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Dynamic Credit Fund II LP BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2013-1 Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2013-2 LTD.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-1, Ltd.

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-2 Ltd.

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2014-3 Ltd.

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-1 Ltd

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-2 Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2015-3 Ltd

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Loan Advisors Funding 2017-1 Ltd

By: Halcyon Loan Advisors A LLC as Collateral Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Halcyon Senior Loan Fund I Master LP

BY: Halcyon Loan Investment Management LLC as Investment Manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HBOS Final Salary Trust Ltd (On Behalf of HBOS Final Salary PS)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Health Employees Superannuation Trust Australia

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Health Net of California, Inc.

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: High Yield and Bank Loan Series Trust

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Highmark Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO I Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO II Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO III Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Hildene CLO IV, Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HMO Minnesota

BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HYFI Aquamarine Loan Fund

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ICG US CLO 2016-1, Ltd.

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Indiana Public Retirement System

By: Oaktree Capital Management, L.P.

its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ISL Loan Trust

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ISL Loan Trust II

BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Jackson Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Jefferson Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: JNL/T. Rowe Price Capital Appreciation Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II - Capital Appreciation Value Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II – Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II Global Income Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Funds II Short Duration Credit Opportunities Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: John Hancock Variable Insurance Trust - Capital Appreciation Value Trust

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: JPMORGAN CHASE BANK, N.A.

By:	/s/ Phillip Gatbedra
Name:	Phillip Gatbedra
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Retirement Systems (Shenkman - Insurance Fund Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Retirement Systems (Shenkman - Pension Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Kentucky Teachers’ Retirement System Insurance Trust Fund

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 10 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 11 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 12 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 13 Ltd.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR CLO 9 LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR FINANCIAL CLO 2013-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2013-2 LTD

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-1, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-2, Ltd

By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2014-3, Ltd
By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: KVK CLO 2015-1, Ltd
By:	/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: LCM XXII Ltd.

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Sophie Venon A.
Name:	Sophie Venon A.
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: LCM XXIII Ltd.

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Sophie Venon A.
Name:	Sophie Venon A.
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P. Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Loomis Sayles Loan Fund 2016, a series Trust of Multi Manager

Global Investment Trust By Loomis, Sayles & Company, L.P.

Its Investment Manager,

By Loomis, Sayles & Company, Incorporated,

Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Loomis Sayles Senior Floating Rate Loan Fund

By: Loomis, Sayles & Company, L.P. Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy

Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lord Abbett Bank Loan Trust

By: Lord Abbett & Co LLC,

As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lord Abbett Investment Trust—Lord Abbett Floating Rate Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Lucent Technologies Inc. Master Pension Trust

BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Schuyler Hewes
Name:	Schuyler Hewes
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING X, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Madison Park Funding XIII, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING XIV, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Madison Park Funding XV, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MADISON PARK FUNDING XVII, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mariner CLO 2015-1, LLC
By:	/s/ Erik Gunnerson
Name:	Erik Gunnerson
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mariner CLO 2016-3, LLC
By:	/s/ Erik Gunnerson
Name:	Erik Gunnerson
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Maryland State Retirement and Pension System

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Maryland State Retirement and Pension System By: Neuberger

Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: McDermott Mater Trust
By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Metropolitan Employee Benefit System

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:
By: Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Missouri Education Pension Trust

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mountain View CLO 2014-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mountain View CLO IX Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Mt. Whitney Securities, L.L.C.

By: Deutsche Investment Management Americas Inc.

As Manager

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Multi Sector Value Bond Fund

By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: MY-PIMCO US Blended Credit Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: National Elevator Industry Pension Plan

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Natixis Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman – Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XIV, Ltd.

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XIX, Ltd

By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger CLO XV, Ltd.

BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVI, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVII, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XVIII, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XX Ltd. By: Neuberger Berman Investment Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XXI, LTD By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman CLO XXII, Ltd By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman High Quality Global Senior Floating Rate Income Fund By: Neuberger Berman Investment Adviser LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Investment Funds II PLC – Neuberger Berman US/European Senior Floating Rate Income Fund

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Loan Advisers CLO 24, Ltd. By: Neuberger Berman Loan Advisers LLC, as Collateral Manager By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Neuberger Berman Senior Floating Rate Income Fund LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NEW MEXICO STATE INVESTMENT COUNCIL BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York City Employees’ Retirement System

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: New York City Police Pension Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NewMark Capital Funding 2013-1 CLO Ltd. By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NN (L) Flex – Senior Loans BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: NN (L) Flex – Senior Loans Select Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Nomura Global Manager Select – Bank Loan Fund BY: Deutsche Investment Management Americas Inc., Its Investment Sub-Advisor

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:	/s/ Joe Tavolieri
Name:	Joe Tavolieri
Title:	Vice President

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Northwell Health, Inc. by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By: Oaktree Fund GP II, L.P.

Its: Managing Member

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 25, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 26, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners 27, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Ocatgon Investment Partners XIV, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVI, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVII, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XVIII, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XXI, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Investment Partners XXII, Ltd By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Octagon Paul Credit Fund Series I, Ltd. BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: OHA CREDIT PARTNERS XII, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: OHA Credit Partners XIII, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pacific Asset Management Bank Loan Fund L.P. By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PACIFIC FUNDS FLOATING RATE INCOME By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pacific Select Fund Floating Rate Loan Portfolio BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square CLO 2015-1, Ltd BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square Loan Funding 2016-2, Ltd By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Palmer Square Loan Funding 2016-3, Ltd By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Penn Series Funds, Inc. – Flexibly Managed Fund BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PI Solutions – Global Floating Rate Income By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M) By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Caman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3: A Series Trust of Multi Manager Global Investment Trust

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Cayman Trust: PIMCO Cayman U.S. Blended Credit Fund 2016 By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds Ireland plc: PIMCO Senior Loan Fund By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: PIMCO Long-Term Credit Fund By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PIMCO Funds: PIMCO Senior Floating Rate Fund By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Floating Rate Fund By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Floating Rate Trust By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Pioneer Investments Diversified Loans Fund By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Providence Health & Services Investment Trust (Bank Loans Portfolio) by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PT. Bank Negara Indonesia (Persero) Tbk, New York Agency

By:	/s/ Jerry Phillips
Name:	Jerry Phillips
Title:	Relationship Manager

For any institution requiring a second signature line:

By:	/s/ Oswald Tambunan
Name:	Oswald Tambunan
Title:	General Manager

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point IX CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Race Point VIII CLO, Limited By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta II Funding LP By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta III Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta IV Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regatta V Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Bluecross Blueshield of Oregon By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Bluecross Blueshield of Utah By: Pacific Investment Management Company, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Blueshield By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Regence Blueshield of Idaho By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Rivernorth/Oaktree High Income Fund By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

ROCKFORD TOWER CLO 2017-1, LTD. By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Jay Ryan
Name:	Jay Ryan
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Rockwell Collins Master Trust BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name:	John Bailey
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Schlumberger Group Trust By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Senior Debt Portfolio BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Senior Floating Rate Fund LLC By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Shenkman Floating Rate High Income Fund By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Siemens Financial Services, Inc.

By:	/s/ Michael L. Zion
Name:	Michael L. Zion
Title:	Vice President

For any institution requiring a second signature line:

By:	/s/ Philip Marrone
Name:	Philip Marrone
Title:	Vice President

☒ ✓ YES

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Silver Spring CLO Ltd.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Silvermore CLO, LTD.

By:	/s/ Richard Kurth
Name:	Richard Kurth
Title:	Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: SOCIETE GENERALE

By:	/s/ ALEXANDRE TRENAUX
Name:	ALEXANDRE TRENAUX
Title:	HEAD OF ABS & LOAN TRADING

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: State of Hawaii Employees’ Retirement System By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stichting Pensioenfonds Medische Specialisten By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Collective Investment Trust – Stone Harbor Bank Loan Collective Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Collective Investment Trust – Stone Harbor High Yield Fixed Income Collective Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Global Funds PLC – Stone Harbor Global High Yield Bond Portfolio

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor High Yield Bond Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Investment Funds PLC-Stone Harbor High Yield Bond Fund

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Stone Harbor Leveraged Loan Fund LLC

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Sudbury Mill CLO, Ltd. By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss Capital Pro Loan V

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss Capital Pro Loan VI PLC

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Swiss capital Pro Loan VIII PLC

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Capital Appreciation Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Funds Series II SICAV By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Total Return Fund, Inc

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: T. Rowe Price Capital Appreciation Trust

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: TCI-CENT CLO 2016-1 LTD. By: TCI Capital Management LLC As Collateral Manager

By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: TCI-Cent CLO 2017-1 Ltd. By: TCI Capital Management LLC As Collateral Manager
By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers Advisors, Inc., on behalf of TIAA-CREF Social Choice Bond Fund

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers Insurance and Annuity Association of America

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of Louisiana By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP – Corporate Actions

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of the City of New York

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Teachers’ Retirement System of the State of Kentucky by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas Exchange Bank SSB

By:	/s/ Casey Sullivan
Name:	Casey Sullivan
Title:	President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas PrePaid Higher Education Tuition Board by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Texas Scottish Rite Hospital for Children

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: THE CITY OF NEW YORK GROUP TRUST BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: The Doctors Company – an Interinsurance Exchange By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: TIAA Global Public Investments, LLC – Series Loan

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: TIAA-CREF Investment Management, LLC, On behalf of College Retirement Equities Fund – Social Choice Account

By:	/s/ Anders Persson
Name:	Anders Persson
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Transamerica Floating Rate

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name:	John Bailey
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: UNISUPER

By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Unisys Master Trust

By:	/s/ Adam Shapiro
Name:	Adam Shapiro
Title:	General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Director of Portfolio Administration

For any institution requiring a second signature line:

By:
Name:
Title:

☐ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VantageTrust

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XII CLO, Limited

BY: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIII CLO, Limited

BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XIX CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XVI CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XVIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VENTURE XX CLO, Limited

by: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXI CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXII CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name:	Lewis I. Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXV CLO Limited

By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXVI CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXVII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Venture XXVIII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
Name:	Lewis Brown
Title:	Managing Director / Head of Trading

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Virginia College Saving Plan

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-1, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-2, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2013-3, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-1, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-2, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya 2014-3, BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2014-4, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-1, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-2, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2015-3, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-1, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-2, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-3, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya CLO 2016-4, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Credit Opportunities Master Fund By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Floating Rate Fund BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Investment Trust Co. Plan for Common Trust Funds – Voya Senior Loan Common Trust Fund BY: Voya Investment Trust Co. as its trustee

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Investment Trust Co. Plan for Employee Benefit Investment Funds – Voya Senior Loan Trust Fund BY: Voya Investment Trust Co. as its trustee

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: VOYA Investors Trust – VY T. Rowe Price Capital Appreciation Portfolio BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Prime Rate Trust BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Senior Income Fund BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Voya Strategic Income Opportunities Fund By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Michael Donoghue
Name:	Michael Donoghue
Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Washington Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: WESTERN ALLIANCE BANK

By:	/s/ MARK NILES
Name:	MARK NILES
Title:	VICE PRESIDENT

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: WM Pool – Fixed Interest Trust No. 7 by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: WM Pool – High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By:	/s/ Peter Deschner
Name:	Peter Deschner
Title:	Senior Vice President

For any institution requiring a second signature line:

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 1, Limited ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 2, Limited ZAID CLO 2, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 3, Limited ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: ZAIS CLO 5, Limited By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO II, Ltd BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO III, Ltd BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO IV, Ltd. BY: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

The undersigned hereby executes this Amendment as a Consenting Term B Lender (i.e. a Lender holding Term B Loans).

Name of Institution: Greywolf CLO V, Ltd By: Greywolf Capital Management LP, as Portfolio Manager

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term B Loans into such Term B Loans as amended by this Amendment.

[Signature Page to Amendment No. 3 to Credit Agreement and Limited Consent]

EXHIBIT A

SPECIFIED INTERCOMPANY LOANS

	Lender	Borrower	Principal Amount
1	Enodis Holdings Limited	Enodis Group Limited	GBP 1,161,606.93
2	Enodis Holdings Limited	Enodis International Limited	GBP 41,961,702.00
3	Enodis Holdings Limited	Manitowoc Beverage Systems Limited	GBP 8,186,880.36
4	Manitowoc FSG International Holdings, Inc.	MTW County Ltd.	USD $283,053,162.93
5	Manitowoc FSG International Holdings, Inc.	MTW County Ltd.	USD $277,671,021.93

EXHIBIT B

AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 3 to Credit Agreement dated as of September 7, 2017 (the “Amendment”) amending that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

[signature pages follow]

WELBILT, INC. (F/K/A MANITOWOC FOODSERVICE, INC.)

By:
Name:
Title:

APPLIANCE SCIENTIFIC, INC.

By:
Name:
Title:

BERISFORD PROPERTY DEVELOPMENT (USA) LTD.

By:
Name:
Title:

CHARLES NEEDHAM INDUSTRIES INC.

By:
Name:
Title:

CLEVELAND RANGE, LLC

By:
Name:
Title:

THE DELFIELD COMPANY LLC

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS TECHNOLOGY CENTER, INC.

By:
Name:
Title:

FRYMASTER L.L.C.

By:
Name:
Title:

GARLAND COMMERCIAL INDUSTRIES LLC

By:
Name:
Title:

KYSOR BUSINESS TRUST

By:
Name:
Title:

KYSOR HOLDINGS, INC.

By:
Name:
Title:

KYSOR INDUSTRIAL CORPORATION, a Michigan corporation

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

KYSOR INDUSTRIAL CORPORATION

By:
Name:
Title:

KYSOR NEVADA HOLDING CORP.

By:
Name:
Title:

LANDIS HOLDING LLC

By:
Name:
Title:

MANITOWOC EQUIPMENT WORKS, INC.

By:
Name:
Title:

MANITOWOC FOODSERVICE COMPANIES, LLC

By:
Name:
Title:

MANITOWOC FOODSERVICE HOLDING, INC.

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

MANITOWOC FP, INC.
By:
Name:
Title:

MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

ENODIS CORPORATION

By:
Name:
Title:

ENODIS GROUP HOLDINGS US, INC.

By:
Name:
Title:

ENODIS HOLDINGS, INC.

By:
Name:
Title:

MANITOWOC FSG OPERATIONS, LLC

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

WELBILT FSG U.S. HOLDING, LLC

By:
Name:
Title:

WELBILT U.S. DOMESTIC CORPORATION (f/k/a Welbilt Corporation)

By:
Name:
Title:

WELBILT HOLDING COMPANY

By:
Name:
Title:

WESTRAN CORPORATION

By:
Name:
Title:

MCCANN’S ENGINEERING & MANUFACTURING CO., LLC

By:
Name:
Title:

MTW COUNTY (DOMESTICATION) LLC

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS HOLDINGS LIMITED

By:
Name:
Title:

MANITOWOC FSG UK LIMITED

By:
Name:
Title:

MANITOWOC FOODSERVICE UK HOLDING LIMITED

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

SCHEDULE I

On file with the Administrative Agent